                                                                   EXHIBIT 10.27

Master Lease Agreement
Lease No.: 03737

THIS MASTER LEASE AGREEMENT ("Lease") is made this 26th day of July, 2005, by and between PNC LEASING, LLC ("Lessor"), a subsidiary of PNC Bank, National
Association (the "Bank"), with an address at 1000 Westlakes Dr., Suite 200,
Berwyn, PA 19312, and MEDIA SCIENCES, INC. ("Lessee") with its principal place of business at 8 Allerman Rd., Oakland, NJ 07436.

1. LEASE AGREEMENT. Lessor hereby leases to Lessee, and Lessee hereby rents from
Lessor, all the machinery, equipment and other personal property (individually an "Item of Equipment" and collectively the "Equipment") described in Schedules of Leased Equipment which may be executed by Lessor and Lessee and attached hereto or incorporated herein by reference ("Schedules"). "Equipment" shall mean the Equipment described in a specific Schedule, unless the context clearly indicates otherwise. The disposition of any rights or obligations of either party under this Lease in conjunction with any Schedule shall not affect the rights and/or obligations with either party under any other Schedule, so long as
Lessee is not in default under this Lease or any Schedule. In the event of any such default by Lessee, Lessor may declare this Lease and any Schedule to be in default hereunder and Lessor may proceed with its remedies against Lessee in accordance with paragraph 24 herein, with respect to any particular Schedule or all Schedules. The terms of this Lease are also modified by any one or more
Supplements which are attached to and which make reference to this Lease (a
"Supplement"). A Supplement contains terms and conditions applicable to the type of equipment leasing product described therein. An executed counterpart of this
Lease (including any Schedules, Supplements, amendments, addenda or riders thereto) or a photocopy thereof, together with an executed original of any numbered Schedule (marked "Lessor", if more than one counterpart of such
Schedule is executed), shall be the original "lease" for the Equipment described in such Schedule and together they shall constitute a separate and enforceable lease. All other executed counterparts (if any) shall be marked and considered a
"Duplicate". Facsimiles will be considered "originals" upon receipt and countersignature by Lessor for all evidentiary purposes including any requirement of a "writing" under applicable Statute of Frauds provisions. To the extent this Lease constitutes chattel paper, as that term is defined in the
Uniform Commercial Code as adopted and in effect in the Commonwealth of
Pennsylvania ("UCC"), no security interest in the Lease may be created through the transfer of possession of any counterpart other than Lessor's counterpart of the numbered Schedule.

2. TERM. The obligations under this Lease begin with Lessor's written acceptance and shall end upon full performance and observance of all terms, conditions and covenants of the Lease and any extensions. The rental term for Equipment begins on the date indicated on the related Schedule and shall end on the last day of the term stated in such Schedule. Lessee may not terminate the Lease or any
Schedule prior to the last day of the term. Any interim rental term shall be set forth in any such Schedule.

3. RENT. The rent, including interim rental payments, for the Equipment shall be the amount stated in the applicable Schedule (the "Rent"). Rent is an absolute obligation of Lessee due as specified in each applicable Schedule irrespective of any claims, demands, set-offs, actions, suits or proceedings that Lessee may have or assert against Lessor or any vendor of Equipment. Rent shall be payable to Lessor at P.O. Box 17644 Newark, NJ 07194-7644, or at such other place as
Lessor or its assigns may designate in writing to Lessee.

4. DELINQUENT RENT PENALTY. If any Rent or other amount due is not paid when due, Lessee agrees to pay a delinquent rent penalty of five percent (5%) on the amount of such Rent or other amount due, but not exceeding the lawful maximum, if any. Delinquent interest at a rate per annum equal to the rate publicly announced by the Bank from time to time as its prime rate shall be payable on demand with respect to all such delinquent amounts. Interest shall accrue whether or not judgment has been entered.

5. ADVANCES . Before the beginning date of the base lease term, Lessor may in its sole discretion make such advances, deposits and reimbursements as may be required for purchase of the Equipment. Before Lessor makes any advance, Lessee agrees to sign and deliver a Progress Payment Addendum and any other documents
Lessor may reasonably request, such as certified resolutions, incumbency certificates or other evidence of authority and opinions of counsel in form and substance reasonably satisfactory to Lessor.

6. DELIVERY AND INSTALLATION. Lessee will select the Equipment and the supplier, and in reliance thereon, Lessor will order the Equipment, or Lessor may, at its option, accept from Lessee an assignment of any existing purchase order. Lessor shall not be liable for loss or damage for any reason, such as failure of or delay in delivery, delivery to wrong location, delivery of improper equipment or property other than the Equipment, defects in or damage to the Equipment, governmental regulations, strikes, embargoes or other causes, circumstances or events. If the cost of any Item of Equipment differs from the price set forth in the purchase order, the periodic rental shall be changed to fully reflect any such difference.

7. WARRANTY OF LESSEE'S QUIET POSSESSION. Lessor covenants, subject to the disclaimer of warranties set forth immediately below, that so long as Lessee faithfully performs this Lease, Lessee may quietly possess and use the Equipment without interference by Lessor, or by any party claiming by or through Lessor.

8. DISCLAIMER OF WARRANTIES . LESSEE ACKNOWLEDGES AND AGREES THAT (i) THE
EQUIPMENT AND EACH PART THEREOF IS OF A SIZE, DESIGN, CAPACITY, AND MANUFACTURE
SELECTED BY AND ACCEPTABLE TO LESSEE, (ii) LESSEE IS SATISFIED THAT THE
EQUIPMENT AND EACH PART THEREOF IS SUITABLE FOR ITS RESPECTIVE PURPOSE, (iii)
LESSOR IS NOT A MERCHANT, MANUFACTURER OR A DEALER IN PROPERTY OF SUCH KIND,
(iv) THE EQUIPMENT AND EACH PART THEREOF IS LEASED HEREUNDER SUBJECT TO ALL
APPLICABLE LAWS AND GOVERNMENTAL REGULATIONS NOW IN EFFECT OR HEREAFTER ADOPTED
AND IN THE STATE AND CONDITION WHEN THE SAME FIRST BECAME SUBJECT TO THIS LEASE,
WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND BY LESSOR, AND (v) LESSOR LEASES
THE EQUIPMENT, AS IS, WITHOUT WARRANTY OR REPRESENTATION EITHER EXPRESS OR
IMPLIED, AS TO (A) THE CONDITION, FITNESS, DESIGN, QUALITY, CAPACITY,
WORKMANSHIP, OPERATION, AND MERCHANTABILITY OF THE EQUIPMENT, (B) LESSOR'S TITLE
THERETO, OR (C) ANY OTHER MATTER WHATSOEVER, IT BEING AGREED THAT ALL SUCH
RISKS, AS BETWEEN LESSOR AND LESSEE, ARE TO BE BORNE BY LESSEE, AND THE BENEFITS
OF ANY AND ALL IMPLIED WARRANTIES AND REPRESENTATIONS OF LESSOR ARE HEREBY
WAIVED BY LESSEE. Lessor is not responsible or liable for any direct, indirect, incidental, or consequential damage to, or loss resulting from, the installation, operation, or use of the Equipment or any product manufactured thereby. Lessee's recourse for breach of any representation or warranty of the vendor or supplier is limited to such vendor or supplier. Lessee will be subrogated to Lessor's claims, if any, against the manufacturer or supplier of the Equipment for breach of any warranty or representation and, upon written request from Lessee, Lessor shall take all reasonable action requested by Lessee to enforce any such warranty, express or implied, applicable to any of the
Equipment, which is enforceable by Lessor in its own name, provided, however, that (a) Lessee is not in default and (b) Lessor shall not be obligated to resort to litigation n to enforce any such warranty unless Lessee shall pay all expenses in connection therewith. Notwithstanding the foregoing, Lessee's obligations to pay the rentals or otherwise under this Lease shall be and are absolute and unconditional. All proceeds of any such warranty recovery from the manufacturer or supplier of the Equipment shall first be used to repair the affected Equipment.

9. NATURE OF EQUIPMENT. The Equipment shall remain personal property even if it is affixed to any real property. Lessee shall obtain and cause to be recorded, where appropriate, at its own expense, from each landlord, owner, mortgagee or any person or entity having an encumbrance or lien upon the real property where any of the Equipment is located, a waiver of any lien, encumbrance or interest which such third party might have or hereafter obtain or claim with respect to the Equipment. Lessee, at its expense, will protect and defend Lessor's title to the Equipment and will do everything required to keep the Equipment free and clear of all claims, levies, liens and encumbrances. Lessor assumes no liability and makes no representation as to the treatment by Lessee of this Lease, the
Equipment, or the rental payments for financial accounting or tax purposes.

10. LESSOR'S RIGHT OF INSPECTION. Lessor, or its authorized agents, shall have the right during normal business hours to enter upon the premises where the
Equipment is located for the purpose of inspection. Provided no Event of Default has occurred and is continuing, Lessor shall provide Lessee prior notice of such inspection.

11. USE OF EQUIPMENT. Lessee represents that it is leasing the Equipment for a business or commercial purpose and not for personal, family or household use.
Lessee must use the Equipment in a careful and proper manner in conformity with
(i) all statutes and regulations of each governmental authority having jurisdiction over Lessee and/or the Equipment and its use, and (ii) all policies of insurance relating to the Equipment and/or its use. In addition, Lessee shall not (i) use the Equipment in any manner that would impair the applicability of manufacturer's warranties or render the Equipment unfit for its originally intended use; (ii) permit anyone other than authorized and competent personnel to operate the Equipment; nor (iii) terminate the use of the Equipment prior to the last day of the term indicated in the applicable Schedule.

12. ALTERATIONS. Without Lessor's prior written consent, Lessee shall make no alterations, modifications or attachments to the Equipment which impair its economic value, economic and useful life, or functional utility. All alterations, modifications and attachments made to the Equipment must be removed without damaging the functional capabilities or economic value of the Equipment upon the termination of the Lease. If not so removed, they shall automatically become Lessor's property. Under no circumstances shall any such alteration, modification or attachment be subject to third party financing or encumbered by
Lessee or result in the creation of a mechanic's or materialman's lien, except as may arise by operation of law pending payment within ordinary business terms.

13. MAINTENANCE AND REPAIRS. At its expense Lessee shall maintain, operate, repair and make all modifications to the Equipment in accordance with good industry practice, manufacturer's warranty requirements and specifications and
Lessee's established operation, maintenance and repair programs, without discrimination as to leased equipment, so as to keep the Equipment in good working order, and so as to comply with all applicable laws, regulations or governmental actions and so as not to incur liability (whether or not there is a lack of compliance) under any environmental law or otherwise account for any release of, or exposure to, any hazardous material. Lessor shall not be required to maintain, repair or replace the Equipment or part thereto and Lessee hereby waives the right, however arising, to (i) require Lessor to maintain, repair or replace any of the Equipment or part thereto, or (ii) make repairs at Lessor's expense pursuant to any applicable law. Lessor may review Lessee's established operating procedures and maintenance records to assure compliance with this section. Upon installation, title to replacement parts shall pass to Lessor, and be deemed part of the Equipment.

14. RISK OF LOSS, DAMAGE AND THEFT.
         (a) Lessee will bear all risk of loss, damage, theft or destruction, partial or complete, to the Equipment from and after delivery of the Equipment to a carrier FOB point of origin, whether the terms of shipment require or authorize the Equipment to be shipped by carrier, to be delivered to Lessee's place or places of business, or provide that Lessee accept possession of or title t o the Equipment at any other location. Lessee shall promptly notify
Lessor of any theft of or loss or damage to the Equipment.
         (b) Neither total nor partial loss of use or possession of the
         Equipment shall abate the rent. (c) The Equipment shall be deemed subjected to total loss (i) if it has disappeared regardless of the reason for disappearance or (ii) if it has sustained physical damage and the estimated cost of repair exceeds 75% of its fair market value on the date of damage. Lessee's duty to pay Rent for the Equipment subjected to total loss shall be discharged by paying to Lessor, on demand, all accrued but unpaid Rent for such Equipment as of the date of disappearance or damage, plus the greater of: (i) Lessor's book value of the Equipment, which shall be deemed to be the
Equipment's cost as set forth in the applicable Schedule minus straight-line depreciation based on recognized physical life prorated to the date of disappearance or damage, or (ii) the fair market value of the Equipment as of the date of disappearance or damage. The amount of applicable insurance proceeds, if any, actually received by Lessor shall be subtracted from the amount for which Lessee is liable under this paragraph 14.
         (d) Lessee shall cause the Equipment subjected to partial loss to be restored to original capability. Lessor shall, upon receiving satisfactory evidence of restoration, promptly pay to Lessee the proceeds of any insurance or compensation received by Lessor, by reason of such partial loss.
         (e) Lessor shall not be obligated to undertake the collection of any claim against any person for either total or partial loss of the Equipment.
After Lessee discharges its obligations to Lessor under either paragraph 14(c)
or 14(d) above, Lessee may, for Lessee's own account, proceed to recover from third parties and shall be entitled to retain any amount recovered. Lessor shall supply Lessee with any necessary assignment of claim.

15. INDEMNIFICATION.
         (a) Non-Tax Liability. Lessee agrees to indemnify each of Lessor, its directors, officers and employees and each legal entity, if any, who controls
Lessor (the "Indemnified Parties") and to hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses
(including all fees and charges of internal or external counsel with whom any
Indemnified Party may consult and all expenses of litigation or preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party in connection with or arising out of the matters referred to in the Lease or any related document by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of
Lessee), whether (a) arising from or incurred in connection with any breach of a representation, warranty or covenant by Lessee, (b) the manufacture, installation, use, condition (including, but not limited to, latent and other defects and whether or not discoverable by Lessee or Lessor), operation, ownership, selection, delivery, leasing, removal or return of the Equipment, regardless of where, how and by whom operated, or (c) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority, which arises out of or relates to the Lease or any related document;
provided, however, that the foregoing indemnity agreement shall not apply to claims, damages, losses, liabilities and expenses solely attributable to an
Indemnified Party's gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Lease, payment of any amounts due and assignment of any rights hereunder. Lessee may participate at its expense in the defense of any such action or claim.
         (b) Direct Tax Costs. Lessee agrees to indemnify, protect, and hold harmless each Indemnified Party, from and against any and all taxes, license fees, assessments and other governmental charges, fees, fines or penalties of whatsoever kind or character and by whomsoever payable, which are levied, assessed, imposed or incurred during the lease term, (i) on or relating to the
Equipment, including any tax on the sale, ownership, use, leasing, shipment, transportation, delivery or operation thereof, (ii) on the exercise of any option, election or performance of any obligation by Lessee hereunder, (iii) of the kind generally referred to in items (i) and (ii) above which may remain unpaid as of the date of delivery of the Equipment to Lessee irrespective of when the same may have been levied, assessed, imposed or incurred, and (iv) by reason of all gross receipts and like taxes on or measured by Rents payable hereunder levied by any state or local taxing authority having jurisdiction where the Equipment is located. Lessee agrees to comply with all state and local laws requiring the filing of ad valorem tax returns relating to the Equipment.
Any statements for taxes received by Lessor shall be promptly forwarded to
Lessee. This subparagraph shall not be deemed to obligate Lessee to pay (i) any taxes, fees, assessments and charges which may have been included in Lessor's cost of the Equipment as set forth in Schedule(s) hereto, or (ii) any income or like taxes against Lessor on or measured by the net income from the Rents payable hereunder. Lessee shall not be obligated to pay any amount under this subparagraph so long as it shall, at its expense and in good faith and by appropriate proceedings, contest the validity or the amount thereof unless such contest would adversely affect the title of Lessor to the Equipment or would subject the Equipment to forfeiture or sale. Lessee agrees to indemnify each
Indemnified Party against any loss, claim, demand and expense including legal expense resulting from such nonpayment or contest.
         (c) Indemnity Payment. The amount payable pursuant to subparagraphs
15(a) and 15(b) shall be payable upon demand of Lessor accompanied by a statement describing in reasonable detail such loss, liability, injury, claim, expense or tax and setting forth the computation of the amount so payable.
         (d) Survival. The indemnities and assumptions of liabilities and obligations of this paragraph 15 shall continue in full force and effect notwithstanding the expiration or other termination of this Lease.

16. LESSEE'S ASSIGNMENT. Without Lessor's prior written consent, Lessee shall not assign, bail, sublease, hypothecate, transfer or dispose of the Equipment or any interest in this Lease nor impair Lessor's title to the Equipment. No assignment, whether or not with Lessor's consent, shall release Lessee or any guarantor from any of its respective obligations or otherwise materially adversely affect any rights or remedies of Lessor under the Lease. Any attempted assignment without Lessor's written consent shall be void and of no effect.
Lessee shall not assign this Lease, nor shall this Lease or any rights under this Lease or in the Equipment inure to the benefit of any trustee in bankruptcy, receiver, creditor, or other successor of Lessee whether by operation of law or otherwise.

17. LESSOR'S ASSIGNMENT. All rights of Lessor hereunder in the Rents and in the
Equipment may be assigned, pledged, mortgaged, transferred, or otherwise disposed of, either in whole or in part, without notice to Lessee. No such assignee shall be obligated to perform any duty, covenant, or condition required to be performed by Lessor under the terms of this Lease unless such assignee expressly assumes such obligations. Lessor shall remain liable to Lessee hereunder to perform such duty, covenant, and condition unless such assignee expressly assumes Lessor's obligations, in which event Lessee hereby releases
Lessor from such obligations. Such assignee shall have all rights, powers and remedies given to Lessor by this Lease, and shall be named as lender loss payee or co-insured under all policies of insurance maintained pursuant to paragraph
18 hereof. If Lessor assigns this Lease or the monies due or to become due hereunder or any other interest herein, Lessee agrees not to assert against
Lessor's assignee any defense, set-off, recoupment, claim or counterclaim which
Lessee may have against Lessor, whether arising under this Lease or any other transaction between Lessor and Lessee. Subject to paragraph 16 hereof and this paragraph 17, this Lease inures to the benefit of, and is binding upon the heirs, personal representatives, successors and assigns of the parties hereto.

18. INSURANCE. Lessee will at its own expense insure the Equipment in compliance with the terms and conditions of the Schedule, in form, in an amount and subject to deductibles, satisfactory to Lessor with insurance carriers approved by
Lessor. The proceeds of any insurance claim due to the theft or loss of or damage to the Equipment shall be applied as provided in paragraph 14 hereof. In addition to the compliance with the terms and conditions of the Schedule and the other terms and conditions of this paragraph 18, Lessee shall comply with the following conditions:
         (a) Lessee, prior to the inception of the term, shall deliver to Lessor all required policies of insurance or other proper binding evidence of insurance, which shall be sufficiently detailed to advise Lessor of all types of coverage and inclusions;
         (b) Lessee shall cause each insurer to agree by endorsement to the policies that each insurer will give at minimum thirty (30) days' written notice to Lessor before any policy will be altered or cancelled for any reason, including Lessee's failure to pay premiums;
         (c) All coverage must be in effect upon delivery, or when Lessee assumes the risk of loss, whichever is earlier, and will provide coverage without geographic limitation;
         (d) All policies must provide that Lessor is an additional insured for all aspects of general liability insurance, and is lender loss payee for all aspects of insurance relating to the theft or loss of or damage to the
Equipment;
         (e) Lessee will furnish renewal policies or renewal evidence of insurance listing Lessor as an additional insured and lender loss payee, as required by this Lease, no later than thirty (30) days prior to the expiration of any insurance required hereby;
         (f) Lessee appoints Lessor its attorney-in-fact to apply any insurance proceeds received with respect to the Equipment.

19. FURTHER ASSURANCES . Lessee agrees that if the location of any Equipment changes from the location listed on the applicable Schedule, or if Lessee changes its name or form or jurisdiction of organization (or if a natural person or general partnership, changes his, her or its principal residence), or establishes a name in which it may do business, Lessee will immediately notify
Lessor of the additions or changes. If Lessor shall so request, Lessee shall execute and deliver to Lessor such documents, including UCC financing, amendment and continuation statements, as Lessor shall deem necessary or desirable for purposes of continuing this Lease or recording or filing to protect the interest of Lessor in the Equipment. By its signature hereon, Lessee hereby authorizes
Lessor to execute and file against Lessee any such UCC financing, amendment and continuation statements. Any such filing or recording shall not be deemed evidence of any intent to create a security interest. All filing fees and expenses shall be borne by Lessee.

20. FURNISHING FINANCIAL INFORMATION. During the term of this Lease and any extensions or renewals hereof, Les see will furnish to Lessor:
         (a) Within 45 days after the end of each of the first three quarterly periods of Lessee's fiscal year, a balance sheet, statement of cash flows and a statement of income of Lessee ("Financial Statements") as of the close of such quarterly period from the beginning of the fiscal year to the date of such statement, prepared in accordance with generally accepted accounting principles, consistently applied, and in such reasonable detail as Lessor may request, certified as true, complete and correct by an authorized officer of Lessee.
         (b) As soon as practicable, but in any event within 120 days after the end of each fiscal year, a copy of Lessee's annual audited Financial Statements, certified without qualification by an independent certified public accountant of recognized standing.
         (c) In a timely manner such financial statements, reports and other information as Lessee shall send from time to time to its stockholders and/or file with the Securities and Exchange Commission and/or other materials which
Lessor shall reasonably request.

21. INCORPORATION OF COVENANTS BY REFERENCE. Any and all affirmative, negative and financial covenants which may be set forth in any credit agreement, loan agreement, promissory note, guaranty or other agreement, instrument or document entered into between Lessee (or any of its affiliates) as borrower and any affiliate of Lessor, as lender (whether directly as a lender to Lessee or as one lender in a bank syndicate agreeing to lend to Lessee, or as holder of a participation in a loan by another lender to Lessee) (the "Loan Documents"), are hereby incorporated herein by this reference as if set forth herein at length, as any of the foregoing may be amended or supplemented from time to time (the
"Incorporated Provisions"). Any amendments, modifications, waivers or other changes in the terms of any of the Incorporated Provisions shall automatically constitute an amendment to this Lease without any need for further action or documentation. Notwithstanding the foregoing, any such changes to any
Incorporated Provision which operate to waive or prevent the occurrence of a default or Event of Default under any Loan Document shall not be effective unless consented to in writing by Lessor in its sole discretion.

22. PERFORMANCE OF OBLIGATIONS OF LESSEE BY LESSOR. If Lessee fails to promptly perform any of its obligations under this Lease, Lessor may perform the same for the account of Lessee without waiving Lessee's failure as a default . All sums paid or expense or liability incurred by Lessor in such performance (including reasonable legal fees) together with interest thereon at the highest contract rate enforceable against Lessee, but never at a higher rate than fifteen percent
(15%) per annum simple interest, shall be payable by Lessee upon demand as additional rent.

23. EVENTS OF DEFAULT. Any of the following events or conditions shall constitute an event of default ("Event of Default") hereunder and entitle
Lessor, at its option, to avail itself of the remedies more fully set forth in paragraph 24 hereof:
         (a) Non-payment by Lessee of any Rent or other amount provided for in this Lease which continues for a period of ten (10) days following the date when due;
         (b) Lessee shall (i) fail to perform any covenant or requirement relating to insurance or environmental matters, (ii) fail to keep the Equipment free and clear of any claims, levies, liens and encumbrances; (iii) fail to prevent the Equipment from being subjected to a foreclosure or forfeiture proceeding, execution or attachment; or (iv) terminate the Lease or any Schedule prior to the last day of the term;
         (c) Death or judicial declaration of incompetency of Lessee, if an individual, or death or judicial declaration of incompetency of an individual partner or member, if Lessee is a partnership or limited liability company;
         (d) The filing by or against Lessee of any proceeding in bankruptcy, receivership, insolvency, reorganization, liquidation, conservatorship, or similar proceeding (and in the case of any such proceeding instituted against
Lessee, such proceeding is not dismissed or stayed within 30 days of the commencement thereof, provided that Lessor shall not be obligated to advance additional funds during such period);
         (e) Lessee shall make an assignment for the benefit of creditors, or any levy, garnishment, attachment or similar proceeding is instituted against any property of Lessee held by or deposited with Lessor;
         (f) A final judgment for the payment of money in excess of $75,000 is rendered against Lessee, or any attachment proceedings are instituted with respect to any significant portion of Lessee's assets or property, and the same shall remain undischarged for a period of thirty (30) days during which execution shall not be effectively stayed;
         (g) Lessee, or any affiliate of Lessee, shall default in the payment of principal and/or interest when due (whether by acceleration or otherwise) or shall default in the performance of any obligation or indebtedness owed to the
Bank or to any subsidiary or affiliate of the Bank (whether directly as a lender to Lessee or as one lender in a bank syndicate agreeing to lend to Lessee or
Lessee's affiliate, or as holder of a participation in a loan by another lender to Lessee or lessee's affiliate), which obligation shall remain in default for lack of performance or which indebtedness shall remain unpaid and unsatisfied following the conclusion of any applicable grace period in respect to such obligation or indebtedness;
         (h) Lessee shall make or permit any material change in the nature of its business as carried on as of the date hereof, in the composition of its current executive management, or in its equity ownership;
         (i) Any event described in subparagraphs 23(c) through 23(h) hereof shall occur with respect to any guarantor or any other party liable for payment or performance of this Lease;
         (j) Any certificate, statement, representation, warranty or financial statement furnished pursuant to or in connection with this Lease by or on behalf of Lessee or any guarantor or other party liable for payment or performance of this Lease is false in any material respect at the time as of which the facts therein set forth were stated or certified, or omits any substantial contingent or unliquidated liability or claim against Lessee or any such guarantor or other party, or, upon the date of execution of this document or any Schedule, there shall have been any materially adverse change in any of the facts disclosed by any such certificate, statement, representation or warranty, which shall not have been disclosed in writing to Lessor at or prior to the time of execution of this document or such Schedule;
         (k) An event of default shall have occurred under any other lease agreement wherein Lessor is , at the time of such default, the "lessor" and
Lessee is the "lessee";
         (l) Lessee shall fail to perform any non-monetary covenant, obligation, term or condition of this Lease not described in this Paragraph 23 which failure continues for a period of thirty (30) days following the earlier of the date when Lessee becomes aware of such failure or the date of written notice thereof to Lessee by Lessor.

24. REMEDIES . Upon the occurrence of any Event of Default hereunder, the rights and duties of the parties shall be as set forth in this paragraph. Lessor may elect, in its sole discretion, to do one or more of the following upon the occurrence of an Event of Default, and at any time thereafter:
         (a) Upon written notice to Lessee, Lessor may terminate this Lease as to any or all of the Schedules then in effect;
         (b) Lessor may demand that Lessee return the Equipment to Lessor whereupon Lessee shall promptly deliver the Equipment to Lessor to the place or places designated by Lessor. If Lessee does not so deliver the Equipment, Lessee shall make the Equipment available for retaking and authorizes Lessor, its employees and agents to enter Lessee's premises and any other premises (insofar as Lessee can permit) for the purpose of retaking. In the event of retaking,
Lessee expressly waives all rights to possession and all claims for injuries to persons or property suffered through or loss caused by retaking. Any repossession accomplished under this paragraph 24(b) shall not release Lessee from liability for damages of Lessor sustained by reason of Lessee's default hereunder.
         (c) Lessor may revoke Lessee's privilege of paying Rent in installments causing acceleration of all remaining Rents through the remaining term of the
Lease, and, upon Lessor's demand, as liquidated damages, and not as a penalty,
Lessee shall promptly pay to Lessor the aggregate of (i) all Rent accrued and unpaid prior to the date of such Event of Default, (ii) all future Rent due through the end of the basic term or through the end of the current renewal term, as the case may be, (iii) all costs and expenses incurred by Lessor in the repossession, recovery, storage, repair, inspection, appraisal, refurbishing, sale, release or other disposition of the Equipment,
(iv) reasonable attorney's fees and costs, including any fees or costs incurred by Lessor in defending any action relating to this Lease or participating in any bankruptcy or insolvency proceeding to which Lessee is a party, or otherwise incurred due to Lessee's default, (v) the estimated residual value of the
Equipment as of the end of the current term of the Lease, and (vi) any claim for indemnity, if any, in favor of Lessor hereunder. In the event that any court having jurisdiction shall determine that in calculating damages hereunder as a result of a default by Lessee that sums payable in the future under the Lease must be discounted to present value, the discount rate to be applied in such case shall equal the discount rate of the Federal Reserve Bank of Cleveland then in effect on the earlier of the date of entry of judgment on such claim or the date of payment of such sum by Lessee.
         (d) In its sole discretion, Lessor may sell or release the Equipment or any part thereof, at public auction or by private sale or lease at such time or times and upon such terms as Lessor may determine, free and clear of any rights of Lessee and, if notice thereof is required by law, any notice in writing of such sale or lease by Lessor to Lessee given not less than ten (10) days prior to the date thereof shall constitute reasonable notice thereof to Lessee. All proceeds of the sale or releasing, or both, less (i) all expenses incurred in retaking the Equipment, making necessary repairs to the Equipment and enforcing this Lease, (ii) all damages that Lessor shall have sustained by reason of
Lessee's default, and (iii) reasonable attorney's fees and expenses shall be credited against Lessee's liability hereunder as and when received by Lessor.
Sums in excess of Lessee's liability shall belong to Lessor. Lessee shall be liable for any deficiency.
         (e) If an Event of Default described in Paragraph 23(d) occurs, or if this Lease is rejected in any bankruptcy or other proceeding described in that paragraph, then this Lease and Lessor's obligation to advance any additional funds shall terminate automatically without the need for any written notice from
Lessor, and Lessor at its option may treat such automatic termination as an exercise of any early termination, purchase option or early buyout option set forth in any applicable Supplement or Schedule.
         (f) The provisions of this paragraph 24 shall not prejudice Lessor's right to recover or prove damages for unpaid Rent accrued prior to default, or bar an action for a deficiency as herein provided, and the bringing of an action with an entry of judgment against Lessee shall not bar Lessor's right to repossess any or all of the Equipment.
         (g) Lessor's remedies shall be available to Lessor's successors and assigns, shall be in addition to all other remedies provided to it under the UCC
(specifically, the remedies set forth in 13 Pa. C.S. ss.ss. 2A523(a), (b) and
(c)), or by any other applicable law, and may be exercised concurrently or consecutively . LESSEE WAIVES ANY AND ALL RIGHTS TO NOTICE AND TO JUDICIAL HEA
RING WITH RESPECT TO THE REPOSSESSION OF THE EQUIPMENT BY LESSOR IN THE EVENT OF
A DEFAULT HEREUNDER BY LESSEE.

25. LESSEE REPRESENTATIONS AND WARRANTIES . In order to induce Lessor to enter into this Lease and to lease the Equipment to Lessee, Lessee re presents and warrants, as of the date hereof, and as of the date of execution of each
Schedule hereunder, that:
         (a) If not a natural person, Lessee is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full power and authority to conduct its business as such business is presently being conducted, to own or hold property under lease and to enter into and perform its obligations under this Lease. Lessee is duly qualified to do business and is in good standing as a foreign entity in all states where its failure to so qualify would have a material adverse effect on its ability to perform its obligations under this Lease.
         (b) Lessee has full power and authority to enter into the transactions provided for in this Lease and has been duly authorized to do so by all necessary and appropriate action and, when executed and delivered by Lessee, this Lease will constitute the legal, valid and binding obligations of Lessee, enforceable in accordance with its terms.
         (c) The execution, delivery, and performance by Lessee of this Lease and all related instruments and the consummation by Lessee of the transactions contemplated hereby: (i) do not require any stockholder approval or the consent of any trustee or holder of any indebtedness or obligation of Lessee or any consent, authorization, or approval of, any filing of or registration with, or other action in respect to any federal, state, governmental authority or agency
(or, if so required, such approval o r consent has been obtained), (ii) do not and will not result in any material violation of any term of any agreement, instrument, judgment, decree, franchise, permit, order, law, statute, rule, or governmental regulation presently applicable to it, (iv) are not in conflict with and do not constitute a default under any of the terms or provisions of, or subject the leased Equipment or any part thereof to any lien of, any indenture, mortgage, lease, contract, or other agreement or instrument (other than this
Lease) to which Lessee is a party or by which it or its property is bound or affected, and (v) do not and will not contravene Lessee's articles of incorporation and by-laws or other organizational documents.
         (d) There are no pending actions or proceedings to which Lessee is a party, and there are no other pending or threatened actions or proceedings of which Lessee has knowledge, before any court, arbitrator, or administrative agency, which would materially adversely affect the financial condition of
Lessee or the ability of Lessee to perform its obligation hereunder. Further,
Lessee is not in default under any material obligations for the payment of borrowed money, for the deferred purchase price of property or for the payment of any Rent which would have the same such effect.
         (e) Under the laws of the state(s) in which the Equipment is to be located, the Equipment consists solely of personal property.
         (f) Lessee's financial statements (copies of which have been furnished to Lessor) have been prepared in accordance with generally accepted accounting principles consistently applied, and accurately and completely present Lessee's financial condition and the results of its operations as of the date of and for the period covered by such statements, and since the date of such statements there has been no material adverse change in such conditions or operations.
         (g) The address stated on page one of this Lease is the chief place of business and chief executive office of Lessee; and Lessee does not conduct business under a trade, assumed, or fictitious name.

26. FINANCE LEASE.

          (a) Acknowledgment. The Lease is intended as a "Finance Lease" as that term is defined in Section 2A103 of the UCC. Lessee acknowledges that
Lessor has not selected, manufacture d or supplied the Equipment; that
Lessor has acquired the Equipment at the direction of Lessee and solely for the purpose of leasing the Equipment to Lessee; and that (i) Lessee has selected the supplier or vendor of the Equipment, (ii) as provided in paragraph 8, Lessee is entitled to directly enforce against the supplier or vendor of the Equipment, any and all warranties and promises made to Lessor by the supplier or vendor, and (iii) Lessee may communicate directly with the vendor or supplier to obtain a complete and accurate statement of all such warranties or promises, including any disclaimers or limitations thereof.
         (b) Waiver of Certain of Lessee's Remedies. In recognition that this is a Finance Lease and that Lessor has not sold, selected or delivered the
Equipment to Lessee and has made no warranties or representations in respect thereto, to the extent permitted by applicable law, Lessee, for itself and for its successors and assigns, hereby waives any and all rights or remedies afforded a lessee by Sections 2A503 through 2A522 inclusive, of the UCC, including, without limitation, Lessee's right to (i) cancel, terminate or repudiate this Lease or any Schedules hereto; (ii) reject or revoke acceptance of the Equipment; (iii) recover damages from Lessor for any breach of warranty or representation in respect to the Equipment; (iv) assert any security interest in the Equipment in Lessee's possession or control; (v) deduct, recoup or offset of any claimed damages due to Lessor's default; (vi) accept partial delivery of the Equipment or to "cover" by purchasing or leasing replacement equipment;
(vii) recover any general, incidental or consequential damages (including without limitation, expenses and commissions in connection with the inspection, receipt, caring for, storing, repair or disposal of any Equipment; or (viii)
assert a claim by way of replevin, detinue, sequestration, claim, delivery, or the like, for any Equipment.

27. GOVERNING LAW AND JURISDICTION. This Lease has been delivered and accepted and will be deemed to be made in the State where Lessor's office indicated above is located. THIS LEASE AND ALL AGREEMENTS, INSTRUMENTS AND DOCUMENTS HERETOFORE,
NOW OR HEREAFTER EXECUTED BY LESSEE AND DELIVERED TO LESSOR RELATING TO THIS
LEASE OR THE TRANSACTIONS CONTEMPLATED HEREBY WILL BE INTERPRETED AND THE RIGHTS
AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF
THE STATE WHERE LESSOR'S OFFICE INDICATED ABOVE IS LOCATED, EXCLUDING ITS
CONFLICT OF LAWS RULES. Lessee hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the county or judicial district where Lessor's office indicated above is located; provided that nothing contained in this Lease will prevent Lessor from bringing any action, enforcing any award or judgment or exercising any rights against Lessee individually, against any security or against any of Lessee's property within any other county, state or other foreign or domestic jurisdiction. Lessor and Lessee agree that the venue provided above is the most convenient forum for both parties.
Lessee waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Lease.

28. NOTICES . All notices, demands, requests, consents, approvals and other communications required or permitted hereunder ("Notices") must be in writing and will be effective upon receipt. Notices may be given in any manner to which the parties may separately agree, including electronic mail. Without limiting the foregoing, first-class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices.
Regardless of the manner in which provided, Notices may be sent to a party's address as set forth above or to such other address as any party may give to the other for such purpose in accordance with this section.

29. MISCELLANEOUS .
         (a) Whenever the context of this Lease requires, the neuter gender includes the masculine and feminine, and the singular number includes the plural. Whenever the word Lessor is used herein, it shall include all assignees of Lessor. If this Lease is executed by more than one party as Lessee, the obligations of such persons or entities will be joint and several.
         (b) References to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Lease. Section headings in this Lease are included for convenience of reference only and shall not constitute a part of this Lease for any other purpose.
Unless otherwise specified in this Lease, all accounting terms shall be interpreted and all accounting determinations shall be made in accordance with GAAP.
         (c) Time is of the essence in the performance of this Lease and each and all of its provisions. (d) If any provision of this Lease is held invalid or unenforceable, the remaining provisions will not be affected thereby, and to this end, the provisions of this Lease are declared severable.
         (e) If there is any conflict between the terms of any Schedule and this document or between any Schedule and any other document, the terms of the
Schedule shall control.
         (f) Lessee will reimburse Lessor for Lessor's expenses (including the reasonable fees and expenses of Lessor's outside and in-house counsel) in connection with any amendments or modifications to this Lease or any related document, and in connection with any collection or enforcement actions hereunder or thereunder. If, at any time during the term of this Lease, Lessee requests that Lessor take any action, provide any information or documents or execute any agreements or other documents by reason of Lessor's having an interest in the
Equipment, then (i) Lessor may refuse in its sole discretion to comply with any such request that does not arise in the ordinary course of an equipment leasing transaction; and (ii) if Lessor agrees to comply with any such request, Lessee agrees to advance to Lessor, or reimburse Lessor for, all reasonable expenses incurred in complying with such request by Lessor or by any third party acting on Lessor's behalf.
                  (g) This document, the Schedule(s), the Supplement(s), the
Addendum(s) and the Acceptance(s) executed by Lessor and Lessee constitute the entire agreement between Lessor and Lessee with respect to the Equipment and the subject matter of this Lease and supersede all other prior agreements and understandings whether oral or written between the parties with respect to the subject matter hereof. This Lease may not be changed, waived, amended or terminated except by a written agreement signed by both Lessor and Lessee, except that Lessor may insert on the appropriate Schedule the serial numbers of the Equipment after delivery thereof. No
express or implied waiver by Lessor of any Event of Default hereunder shall in any way be, or be construed to be, a waiver of any future and/or subsequent
Event of Default whether similar in kind or otherwise but shall be effective only in the specific instance and for the purpose for which given. No Notice to
Lessee in any case will entitle Lessee to any other or further Notice in the same, similar or other circumstance.
         (h) Lessee hereby authorizes Lessor to make appropriate announcements of the leasing arrangements entered into between Lessor and Lessee, including but not limited to announcements which are commonly known as tombstones, in such publications and to such selected parties as Lessor deems appropriate in its sole and absolute discretion. Lessee shall not issue any press releases or other public disclosures, either written or oral, of the existence or terms of this
Lease without Lessor's prior written consent; provided, that the foregoing shall not prohibit Lessee from making any disclosures to or filings with any governmental authority, or from disclosing this Lease to Lessee's accountants, attorneys and other agents or to Lessee's lenders, or from reflecting the terms of this Lease in any financial or accounting statements or reports made public in the ordinary course of Lessee's business.

30. SECURITY INTEREST. If the Lease is deemed at any time to be a lease intended as security, Lessee hereby grants to Lessor a security interest in the Equipment to secure all sums due hereunder, as well as any other obligations or sums due by Lessee to Lessor, whether now existing or hereafter contracted for or hereafter arising.

31. COUNTERPARTS. This Lease may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Lease by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party executing this Lease by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

32. WAIVER OF JURY TRIAL. EACH OF LESSOR AND LESSEE HEREBY WAIVES ANY RIGHT TO
DEMAND A JURY TRIAL WITH RESPECT TO ANY ACTION OR PROCEEDING INSTITUTED BY
LESSOR OR LESSEE IN CONNECTION WITH THIS LEASE OR ANY TRANSACTION RELATED
HERETO. LESSEE AND LESSOR ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND
VOLUNTARY.

Lessee acknowledges that it has read and understood all the provisions of this
Lease, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof with the intent to be legally bound.

WITNESS/ATTEST:                        MEDIA SCIENCES, INC.,  LESSEE

By:  /s/ Denise Hawkins                By:  /s/ Michael W. Levin        (SEAL)
         ------------------------           ------------------------------
Name:  Denise Hawkins                  Name:  Michael W. Levin
         ------------------------           ------------------------------
Title:  Vice President and Controller  Title:  President
         ------------------------            ------------------------------
                                       Federal Tax I.D. # 22-3674218

                                       Accepted at Berwyn, Pennsylvania by:

                                       PNC LEASING, LLC, LESSOR
                                       By: _____________________________(SEAL)
                                       Name:_________________________________
                                       Title: _______________________________

Guaranty and Suretyship Agreement

THIS GUARANTY AND SURETYSHIP AGREEMENT (this "Guaranty") is made and entered into as of this _________ day of ________________________, 2005, by MEDIA
SCIENCES INTERNATIONAL, INC. (the "Guarantor"), with an address at 8 Allerman
Rd., Oakland, NJ 07436 in consideration of all rents and other sums reserved in any and all leases between PNC LEASING, LLC (the "Lessor"), with an address at
1000 Westlakes Dr., Suite 200, Berwyn, PA 19312, and MEDIA SCIENCES, INC. (the
"Lessee"), and all schedules and supplements thereto, whether now or hereafter made a part of said leases (collectively referred to as the "Lease"), the receipt and sufficiency of which are hereby acknowledged.

1. Guaranty of Obligations. The Guarantor hereby guarantees, and becomes surety for, the prompt payment and performance of all rents and other sums reserved in the Lease, all of Lessee's other obligations under the Lease, and all other loans, advances, debts, liabilities , obligations, covenants and duties owing by the Lessee to the Lessor or to any other direct or indirect subsidiary of The
PNC Financial Services Group, Inc., of any kind or nature, present or future
(including any interest accruing thereon after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Lessee, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether or not evidenced by any note, guaranty or other instrument, whether arising under any agreement, instrument or document, whether or not for the payment of money, whether arising by reason of an extension of credit, opening of a letter of credit, loan, equipment lease or guarantee, under any interest or currency swap, future, option or other interest rate protection or similar agreement, or in any other manner, whether arising out of overdrafts on deposit or other accounts or electronic funds transfers (whether through automated clearing houses or otherwise) or out of the Lessor's non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository transfer check or other similar arrangements, whether direct or indirect
(including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, and any amendments, extensions, renewals or increases and all costs and expenses of the Lessor incurred in the documentation, negotiation, modification, enforcement, collection or otherwise in connection with any of the foregoing, including reasonable attorneys' fees and expenses (hereinafter referred to collectively as the "Obligations"). If the Lessee defaults under any such
Obligations, the Guarantor will pay the amount due to the Lessor.

2. Nature of Guaranty; Waivers. This is a guaranty of payment and not of collection and the Lessor shall not be required, as a condition of the
Guarantor's liability, to make any demand upon or to pursue any of its rights against the Lessee, or to pursue any rights which may be available to it with respect to any other person who may be liable for the payment of the
Obligations.

This is an absolute, unconditional, irrevocable and continuing guaranty and will remain in full force and effect until all of the Obligations have been indefeasibly paid in full, and the Lessor has terminated this Guaranty. This
Guaranty will remain in full force and effect even if there are no amounts outstanding under the Obligations at a particular time or from time to time.
This Guaranty will not be affected by any surrender, exchange, acceptance, compromise or release by the Lessor of any other party, or any other guaranty or any security held by it for any of the Obligations, by any failure of the Lessor to take any steps to perfect or maintain its lien or security interest in or to preserve its rights to any security or other collateral for any of the
Obligations or any guaranty, or by any irregularity, unenforceability or invalidity of any of the Obligations or any part thereof or any security or other guaranty thereof. The Guarantor's obligations hereunder shall not be affected, modified or impaired by any counterclaim, set-off, deduction or defense based upon any claim the Guarantor may have against the Lessee or the
Lessor, except payment or performance of the Obligations.

Notice of acceptance of this Guaranty, notice of extensions of credit to the
Lessee from time to time, notice of default, diligence, presentment, notice of dishonor, protest, demand for payment, and any defense based upon the Lessor's failure to comply with the notice requirements of the applicable version of
Uniform Commercial Code ss. 9-504 are hereby waived. The Guarantor waives all defenses based on suretyship or impairment of collateral.

The Lessor at any time and from time to time, without notice to or the consent of the Guarantor, and without impairing or releasing, discharging or modifying the Guarantor's liabilities hereunder, may (a) change the manner, place, time or terms of payment or performance of or interest rates on, or other terms relating to, any of the Obligations; (b) renew, substitute, modify, amend or alter, or grant consents or waivers relating to any of the Obligations, any other guaranties, or any security for any Obligations or guaranties; (c) apply any and all payments by whomever paid or however realized including any proceeds of any collateral, to any Obligations of the Lessee in such order, manner and amount as the Lessor may determine in its sole discretion; (d) settle, compromise or deal with any other person, including the Lessee or the Guarantor, with respect to any Obligations in such manner as the Lessor deems appropriate in its sole discretion; (e) substitute, exchange or release any security or guaranty; or (f)
take such actions and exercise such remedies hereunder as provided herein.

3. Repayments or Recovery from the Lessor. If any demand is made at any time upon the Lessor for the repayment or recovery of any amount received by it in payment or on account of any of the Obligations and if the Lessor repays all or any part of such amount by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of any such demand, the Guarantor will be and remain liable hereunder for the amount so repaid or recovered to the same extent as if such amount had never been received originally by the Lessor. The provisions of this section will be and remain effective notwithstanding any contrary action which may have been taken by the
Guarantor in reliance upon such payment, and
any such contrary action so taken will be without prejudice to the Lessor's rights hereunder and will be deemed to have been conditioned upon such payment having become final and irrevocable.

4. Financial Statements. During the term of this Guaranty and any extensions or renewals hereof, the Guarantor will furnish to the Lessor:

         (a) Within 45 days after the end of each of the first three quarterly periods of the Guarantor's fiscal year, a balance sheet and statement of income of the Guarantor (the "Financial Statements") as of the close of such quarterly period from the beginning of the fiscal year to the date of such statement, prepared in accordance with generally accepted accounting principles, consistently applied, and in such reasonable detail as the Lessor may request, certified as true, complete and correct by an authorized officer of the
Guarantor;

         (b) As soon as practicable, but in any event within 120 days after the end of each fiscal year of undersigned, a copy of the Guarantor's annual audited
Financial Statements, certified without qualification by an independent certified public accountant of recognized standing;

         (c) In a timely manner such financial statements, reports and other information as the Guarantor shall send from time to time to its stockholders and/or file with the Securities and Exchange Commission and/or other materials which the Lessor shall reasonably request.

5. Enforceability of Obligations. No modification, limitation or discharge of the Obligations arising out of or by virtue of any bankruptcy, reorganization or similar proceeding for relief of debtors under federal or state law will affect, modify, limit or discharge the Guarantor's liability in any manner whatsoever and this Guaranty will remain and continue in full force and effect and will be enforceable against the Guarantor to the same extent and with the same force and effect as if any such proceeding had not been instituted. The Guarantor waives all rights and benefits which might accrue to it by reason of any such proceeding and will be liable to the full extent hereunder, irrespective of any modification, limitation or discharge of the liability of the Lessee that may result from any such proceeding.

6. Events of Default. The occurrence of any of the following shall be an "Event of Default" hereunder: (i) any Event of Default (as defined in any of the
Obligations); (ii) any default under any of the Obligations that does not have a defined set of "Events of Default" and the lapse of any notice or cure period provided in such Obligations with respect to such default; (iii) demand by the
Lessor under any of the Obligations that have a demand feature; (iv) the
Guarantor's failure to perform any of its obligations hereunder; (v) the falsity, inaccuracy or material breach by the Guarantor of any written warranty, representation or statement made or furnished t o the Lessor by or on behalf of the Guarantor; or (vi) the termination or attempted termination of this
Guaranty. Upon the occurrence of any Event of Default, (a) the Guarantor shall pay to the Lessor the amount of the Obligations; or (b) on demand of the Lessor, the Guarantor shall immediately deposit with the Lessor, in U.S. dollars, all amounts due or to become due under the Obligations, and the Lessor may at any time use such funds to repay the Obligations; or (c) the Lessor in its discretion may exercise with respect to any collateral any one or more of the rights and remedies provided a secured party under the applicable version of the
Uniform Commercial Code; or (d) the Lessor in its discretion may exercise from time to time any other rights and remedies available to it at law, in equity or otherwise.

7. Right of Setoff. In addition to all liens upon and rights of setoff against the Guarantor's money, securities or other property given to the Lessor by law, the Lessor shall have, with respect to the Guarantor's obligations to the Lessor under this Guaranty and to the extent permitted by law, a contractual possessory security interest in and a contractual right of setoff against, and the
Guarantor hereby assigns, conveys, delivers, pledges and transfers to the Lessor all of the Guarantor's right, title and interest in and to, all of the
Guarantor's deposits, moneys, securities and other property now or hereafter in the possession of or on deposit with, or in transit to, the Lessor or any other direct or indirect subsidiary of The PNC Financial Services Group, Inc., whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding, however, all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to the Guarantor. Every such right of setoff shall be deemed to have been exercised immediately upon the occurrence of an Event of Default hereunder without any action of the Lessor, although the Lessor may enter such setoff on its books and records at a later time.

8. Collateral. This Guaranty is secured by the property described in any collateral security documents which the Guarantor executes and delivers to the
Lessor and by such other collateral as previously may have been or may in the future be granted to the Lessor to secure any obligations of the Guarantor to the Lessor.

9. Costs. To the extent that the Lessor incurs any costs or expenses in protecting or enforcing its rights under the Obligations or this Guaranty, including reasonable attorneys' fees and the costs and expenses of litigation, such costs and expenses will be due on demand, will be included in the
Obligations and will bear interest from the incurring or payment thereof at the rate of fifteen percent (15%) per annum or, if less, the highest rate permitted by applicable law.

10. Postponement of Subrogation. Until the Obligations are indefeasibly paid in full, the Guarantor postpones and subordinates in favor of the Lessor any and all rights which the Guarantor may have to (a) assert any claim against the
Lessee based on subrogation rights with respect to payments made hereunder, and
(b) any realization on any property of the Lessee, including participation in any marshalling of the Lessee's assets.

11. Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing and will be effective upon receipt. Such notices and other communications may be hand-delivered, sent by facsimile transmission with confirmation of delivery and a copy sent by first-class mail, or sent by nationally recognized overnight courier service, to the addresses for the Lessor and the Guarantor set forth above or to such other address as one may give to the other in writing for such purpose.

12. Preservation of Rights. No delay or omission on the Lessor's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the
Lessor's action or inaction impair any such right or power. The Lessor's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Lessor may have under other agreements, at law or in equity.
The Lessor may proceed in any order against the Lessee, the Guarantor or any other obligor of, or collateral securing, the Obligations.

13. Illegality. In case any one or more of the provisions contained in this
Guaranty should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

14. Changes in Writing. No modification, amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom will be effective unless made in a writing signed by the Lessor, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Guarantor in any case will entitle the Guarantor to any other or further notice or demand in the same, similar or other circumstance.

15. Entire Agreement. This Guaranty (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the
Guarantor and the Lessor with respect to the subject matter hereof; provided, however, that this Guaranty is in addition to, and not in substitution for, any other guarantees from the Guarantor to the Lessor.

16. Successors and Assigns. This Guaranty will be binding upon and inure to the benefit of the Guarantor and the Lessor and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Guarantor may not assign this Guaranty in whole or in part without the Lessor's prior written consent and the Lessor at any time may assign this Guaranty in whole or in part.

17. Interpretation. In this Guaranty, unless the Lessor and the Guarantor otherwise agree in writing, the singular includes the plural and the plural the singular; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes"
and "include" shall be deemed to be followed by the words "without limitation";
and references to sections or exhibits are to those 1of this Guaranty unless otherwise indicated. Section headings in this Guaranty are included for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose. If this Guaranty is executed by more than one party as
Guarantor, the obligations of such persons or entities will be joint and several.

18. Indemnity. The Guarantor agrees to indemnify each of the Lessor, its directors, officers and employees and each legal entity, if any, who controls the Lessor (the "Indemnified Parties") and to hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including all fees and charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation or preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party as a result of the execution of or performance under this Guaranty; provided, however, that the foregoing indemnity agreement shall not apply to claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party's gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Guaranty. The Guarantor may participate at its expense in the defense of any such claim.

19. Governing Law and Jurisdiction. This Guaranty has been delivered to and accepted by the Lessor and will be deemed to be made in the State where the
Lessor's office indicated above is located. THIS GUARANTY WILL BE INTERPRETED
AND THE RIGHTS AND LIABILITIES OF THE LESSOR AND THE GUARANTOR DETERMINED IN
ACCORDANCE WITH THE LAWS OF THE STATE WHERE THE LESSOR'S OFFICE INDICATED ABOVE
IS LOCATED, EXCLUDING ITS CONFLICT OF LAWS RULES. The Guarantor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the county or judicial district where the Lessor's office indicated above is located; provided that nothing contained in this Guaranty will prevent the
Lessor from bringing any action, enforcing any award or judgment or exercising any rights against the Guarantor individually, against any security or against any property o f the Guarantor within any other county, state or other foreign or domestic jurisdiction. The Guarantor acknowledges and agrees that the venue provided above is the most convenient forum for both the Lessor and the
Guarantor. The Guarantor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Guaranty.

20. Equal Credit Opportunity Act. If the Guarantor is not an "applicant for credit" under Section 202.2 (e) of the Equal Credit Opportunity Act of 1974
("ECOA"), the Guarantor acknowledges that (i) this Guaranty has been executed to provide credit support for the Obligations, and (ii) the Guarantor was not required to execute this Guaranty in violation of Section 202.7(d) of the ECOA.

21. WAIVER OF JURY TRIAL. THE GUARANTOR IRREVOCABLY WAIVES ANY AND ALL RIGHT THE
GUARANTOR MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY
NATURE RELAT ING TO THIS GUARANTY, ANY DOCUMENTS EXECUTED IN CONNECTION WITH
THIS GUARANTY OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE
GUARANTOR ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNT ARY.

The Guarantor acknowledges that it has read and understood all the provisions of this Guaranty, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.

WITNESS / ATTEST:                            MEDIA SCIENCES INTERNATIONAL, INC.

/s/ Denise Hawkins                           By:  /s/ Michael W. Levin
----------------------------                    -------------------------------
                                                                         (SEAL)

Print Name:  Denise Hawkins                  Print Name:  Michael W. Levin
                ---------------------                   -----------------------

Title:  Vice President and Controller        Title:  President
         --------------------------------          ----------------------------
(Include title only if an officer of
entity signing to the right)

                                             EIN #: ___________________________

Supplement to Master Lease Agreement
(First Amendment Tax Lease)

                                  Lessee: MEDIA SCIENCES, INC.
                                  Supplement Date:  July 26, 2005
                                  Master Lease Agreement No.: 03737
                                  Master Lease Agreement Date:  July 26, 2005

1.       SUPPLEMENT. This Supplement to Master Lease Agreement ("Supplement") is
         hereby made a part of the Lease referenced above between the undersigned Lessor and Lessee. All terms and conditions of said Lease are incorporated herein by reference.

2.       EQUIPMENT. The Equipment which is subject to the Lease is or will be described on one or more Schedule(s) of Leased Equipment which make reference to the Lease and this Supplement, and includes all cash and non-cash proceeds and products (including without limitation insurance proceeds) of the Equipment, and all additions and accessions thereto, substitutions therefor and replacements thereof.

3.       TITLE OF EQUIPMENT. At Lessee's request, Lessor has purchased the
         Equipment as a buyer in the ordinary course of business for value.
         Title to the Equipment leased hereunder shall remain with the Lessor at all times. Lessee shall have no right, title or interest in or to the
         Equipment except as expressly set forth in the Lease.

4.       EQUIPMENT LOCATION. The Equipment shall be located at the address stated in the applicable Schedule and shall not be removed without
         Lessor's prior written consent.

5.       INTERIM RENT TERM. The interim rent term of the Lease as respects any
         Equipment described in the applicable Schedule shall commence on the earlier of (a) the date of Lessor's first advance of funds for the purchase of such Equipment and (b) the date of Lessee's acceptance of such Equipment, and shall terminate on the day before the commencement of the base lease term for such Schedule.

6.       INTERIM RENT. During the interim rent term, Lessee shall pay Lessor as additional Rent ("Interim Rent") for each Item of Equipment, an amount equal to the product of Lessor's capitalized cost for such Item times the number of days in the interim rent term times the Daily Lease Rate
         Factor provided for in the applicable Schedule. Interim Rent shall be due and payable monthly in arrears during the interim rent term.

7.       PROGRESS PAYMENT TERM. The progress payment term of the Lease as respects any Equipment described in the applicable Schedule, and which is covered by a Progress Payment Addendum to the Lease, shall commence on the earlier of (a) the date of Lessor's first advance of funds for the purchase of such Equipment and (b) the date of Lessee's acceptance of such Equipment, and shall terminate on the day before the commencement of the base lease term for such Schedule.

8.       PROGRESS PAYMENTS: Progress Payments shall be calculated at the Bank's
         Prime Rate of interest plus or minus the Progress Payment Factor, if any, provided for in the applicable Schedule, calculated on the basis of actual days elapsed within a year consisting of 360 days on the amount funded by Lessor from time to time, for the number of days outstanding from each funding date until the lease commencement date
         ("Progress Payments"), plus applicable taxes, if any. Progress
         Payments shall be due and payable monthly during the progress payment term. As used herein, "Prime Rate" shall mean the rate publicly announced by the Bank from time to time as its prime rate. The Prime
         Rate is not tied to any external rate or index and does not necessarily reflect the lowest rate of interest actually charged by the Bank to any particular class or category of customers. If and when the Prime Rate changes, the Progress Payment Factor and Progress
         Payment amounts will change automatically without notice to Lessee, effective on the date of any such change.

9.       LEASE TERM. The base term of the Lease as respects the Equipment is set forth in the applicable Schedule. Lessee shall not have the option to terminate the Lease prior to the expiration of the base term. Provided that no Event of Default exists under the Lease, Lessor may, but shall not be obligated to, evaluate requests for such early termination in
         Lessor's sole discretion. Such evaluations, if made, will be made based upon the Termination Value Table attached to the applicable Schedule.

10.      RENT. The Lessee agrees to pay basic rent for the Equipment in the amount and on the dates set forth in the applicable Schedule, plus applicable taxes, if any.

11. TAX INDEMNIFICATION.

         (a) Tax Assumptions. This Lease has been entered into on the basis that
         Lessor is entitled to such federal, state and local income tax deductions, credits and other benefits (the "Tax Benefits") as are provided to an owner of property including, without limitation: (A) the
         Recovery Deductions (as defined herein); and (B) the interest deduction under the Internal Revenue Code of 1986, as amended (the "Code") in the full amount of any interest paid or accrued by Lessor, using Lessor's method of tax accounting, for any indebtedness incurred by Lessor in financing its purchase of the Equipment (the "Interest Deductions").

         (b) Tax Representations . Lessee represents and warrants to Lessor (the
         "Tax Representations") that: (A) for purposes of Sections 168(e)(3) and
         168(c) of the Code, each Item of Equipment constitutes an asset described in the "property class" and "applicable recovery period" as designated in paragraph 10 of the applicable Schedule; (B) the Lessor shall be entitled to claim federal, state and local depreciation deductions (the "Recovery Deductions") which are based upon, and will fully recover, the total cost of each Item of Equipment, including, for federal income tax purposes, modified accelerated cost recovery system deductions computed pursuant to Code Section 168(b)(1)(A) and (B) and
         168(e)(3) based upon 100% of Lessor's original cost of each Item of
         Equipment; (C) each Item of Equipment is not "limited use property"
         within the meaning of Revenue Procedure 76-30 (1976-2 Cum. Bull. 647), and no improvements, changes, additions, or alterations made by or at the request of Lessee will cause such Item of Equipment to be "limited use property"; (D) this Lease, including any and all Schedules, constitutes a "true lease" for federal, state and local income tax purposes and Lessor will be the "true owner" of each Item of Equipment entitled to claim the Recovery Deductions and other Tax Benefits anticipated by Lessor hereunder; (E) each Item of Equipment is reasonably estimated to have an economic useful life of at least 125%
         of the initial term of the Lease and have an economic value of at least
         20% of Lessor's original cost of the Item of Equipment at the expiration of the lease term; (F) each Item of Equipment does not and will not require any improvements, modifications, alterations or additions in order to render it complete for its intended use by
         Lessee; (G) Lessor will not realize any taxable income as a result of any improvements, modifications, alterations or additions to the
         Equipment or any Item of Equipment made by anyone other than Lessor;
         (H) all amounts includable in the gross income of Lessor with respect to each Item of Equipment and all deductions allowable to Lessor with respect to each Item of Equipment will be treated as derived from, or allocable to, sources within the United States; and (I) Lessee did not place any Item of Equipment in service more than three months prior to the date when Lessor acquired title to such Item; (J) Lessee did not enter into any written agreement that was effective on or before
         September 11, 2001, in which Lessee agreed to acquire any Item of
         Equipment; and (K) Lessee will maintain sufficient records to verify all of the foregoing representations, which records will be furnished to Lessor within 30 days after receipt of a demand therefor.

         (c) Tax Indemnity. If for any reason whatsoever, including, without limitation, the falsehood or inaccuracy of any Tax Representation
         (excluding only a failure of Lessor to claim properly or timely the
         Recovery Deductions or Interest Deductions for the appropriate year, or the failure of Lessor to have sufficient taxable income to benefit from the Recovery Deductions or Interest Deductions): (A) Lessor shall lose, shall not have or shall lose the right to claim or there shall be disallowed, eliminated, reduced, or recaptured with respect to Lessor, for federal, state or local income tax purposes, all or any portion of the Tax Benefits with respect to an Item of Equipment; or (B) the
         Lessor's anticipated net after-tax economic and accounting yields and periodic net after-tax cash flows over the term of the applicable
         Schedule (based upon the same assumptions used by Lessor in originally evaluating the Lease and applicable Schedule at the commencement of the term of the applicable Schedule) (the Lessor's "Anticipated Economics")
         is adversely affected due to (i) any income or deductions with respect to any Item of Equipment being treated as derived from, or allocable to, sources without the United States, or (ii) enactments of new income tax legislation or amendments and other changes to the Code or any other state or local income tax law, including the promulgation of regulations and judicial or administrative rulings with respect thereto; or (C) the Lessor shall be required to include any amount in its taxable income as a result of any improvements, modifications, alterations or additions to any Item of Equipment made by anyone other than Lessor (an occurrence of an event under (A), (B) and/or (C) being referred to individually or collectively as a "Loss"); then, at the option of the Lessor, (x) the rent over the remainder of the term of the applicable Schedule shall, on and after the next succeeding rent payment date, after written notice to Lessee by Lessor that a Loss has occurred, be increased by such amount which, in the sole opinion of
         Lessor, after deduction of all taxes owed by Lessor to any governmental or taxing authority as a result of such increase in rent, will cause
         Lessor's actual net after-tax economic and accounting yields and periodic net after-tax cash flows over the term of the applicable
         Schedule (the Lessor's "Actual Economics") to equal the Lessor's
         Anticipated Economics that would have been available if such Loss had not occurred, and Lessee shall forthwith pay to Lessor, on demand, an amount which, after deduction of all taxes owed by Lessor to any governmental or taxing authority as a result of the receipt of such amount, shall be equal to the amount of any penalties, interest or additions to tax which may be assessed by any governmental or taxing authority against Lessor attributable to the Loss, or (y) after written notice to Lessee by Lessor that a Loss has occurred, Lessee shall pay to Lessor, upon demand, in a lump sum, an amount which, after deduction of all taxes owed to any governmental or taxing authority by Lessor as a result of the receipt of such lump sum payment, will cause Lessor's
         Actual Economics to be equal to the Lessor's Anticipated Economics that would have been available if such Loss had not occurred plus an amount which, after deduction of all taxes owed by Lessor to any governmental or taxing authority as a result of the receipt of such amount, shall be equal to the amount of any penalties, interest, or additions to tax which may be assessed by any governmental or taxing authority against
         Lessor attributable to the Loss.

         (d) Calculations. All calculations of Lessor's Actual Economics with respect to a Loss shall be determined on the basis of the assumption that Lessor will be subject to federal, state and local corporate income tax rates at the maximum statutory rate. Any written notice that any Loss has occurred pursuant to this paragraph 11 shall be accompanied by a written statement from Lessor describing in reasonable detail such Loss and the computations of the amounts payable, either in a lump sum or revised rent payments as set forth above, which computation shall be binding and conclusive upon Lessee, absent manifest error.

         (e) Interest. Upon failure to pay any indemnification amount when due, by demand or otherwise, such unpaid obligation shall bear interest at a per annum rate equal to the prime rate of interest as announced, from time to time, by the Bank.

         (f) Consolidated Return. As used in this paragraph 11, the term
         "Lessor" shall include any successor or assign of Lessor and any member of an affiliated group of which Lessor is, or may become, a member if consolidated, joint or combined returns are filed for such affiliated group for federal, state or local income tax purposes.

         (g) Survival. The indemnities and assumptions of liabilities and obligations provided for in this paragraph 11 shall continue in full force and effect notwithstanding the expiration or other termination of this Lease.

12. END OF TERM OPTIONS.

         (a) Provided that no Event of Default will have occurred and be continuing, on the expiration of the base lease term under any applicable Schedule, at its option, Lessee may purchase all of the
         Lessor's right, title and interest in and to all, but not less than all of the Equipment described in such Schedule. On the last day of the base lease term under any applicable Schedule, the Lessee shall pay to the Lessor an amount equal to the greater of (i) the fair market value of the Equipment described in the applicable Schedule determined in accordance with the provisions of subparagraph (b), or (ii) the percent of the Equipment Cost stated in such Schedule. In order to exercise its option, Lessee shall notify Lessor in writing of its intention to exercise such option at least 180 days prior to the expiration of the base lease term under any applicable Schedule. Lessee will deliver to the Lessor, on or before the expiration of the base lease term, an appraisal of the Equipment as described in subparagraph (b), together with the payment of the purchase price in immediately available funds.
         Thereupon, the Lessor shall convey the Equipment to the Lessee on an as-is, where-is basis without representation or warranty whatsoever, except that the Equipment shall be conveyed free and clear of any liens or encumbrances created due to or through the acts or omissions of the
         Lessor.

         (b) As used in subparagraph (a), "fair market value" of the Equipment described in the applicable Schedule shall be the value of the
         Equipment as of the last day of the base term of the Lease, as determined by an appraiser selected by the Lessor and retained at
         Lessee's expense. For purposes of determining the fair market value, the appraiser shall be instructed to assume that the Equipment is in the condition required by the terms of the Lease. The report of the appraiser shall be in writing and delivered to the Lessor on or before the expiration of the base lease term.

         (c) In the event that the Lessee does not purchase the Equipment in accordance with subparagraph (a), then (i) Lessee shall continue to pay rent for the remainder of the base lease term in the amount set forth in the applicable Schedule, and (ii) this Schedule shall automatically be extended for an additional term (the "Renewal Term") as stated in the applicable Schedule, without further action on the part of the
         Lessor or the Lessee. At the expiration of the Renewal Term and conditioned that no Event of Default shall have occurred and be continuing, the Lessee may either (i) purchase the Equipment at the fair market value as of the last day of the Renewal Term as determined in accordance with this paragraph 10, or (ii) return the Equipment to the Lessor in accordance with paragraph 11. Lessee shall notify Lessor of its election to either purchase or return the Equipment not less than sixty (60) days prior to the expiration of the Renewal Term. If
         Lessee fails to so notify Lessor of its election, this Lease will be deemed extended on a month-to-month basis on the same terms and conditions until Lessee provides Lessor with written notice of its election to terminate the Lease not less than sixty (60) days from the date of such notice.

13.      RETURN OF EQUIPMENT. Upon the expiration or earlier termination of this Lease, Lessee shall return the Equipment described in the applicable Schedule, freight and insurance prepaid, to Lessor (or
         Lessor's nominee) at a location designated by Lessor. If requested by
         Lessor, Lessee will provide 180 days free storage at the Equipment's location at the expiration of the term. During the storage period,
         Lessee shall maintain the Equipment in operating condition for the purpose of on-site inspections by prospective buyers and shall keep the Equipment insured in accordance with paragraph 18 of the Lease.
         The Equipment and all parts thereto shall be free and clear of all liens (other than Lessor liens), and shall be free of all advertising or insignia and residual materials, cleaned, painted, complete with no missing components or attachments, and fully operational and able to perform its described task effectively, without repair or overhaul, within the original tolerances and specifications set by the manufacturer. Any and all costs of dismantling, packing, and removing of the Equipment shall also be paid by Lessee. If the Equipment is returned in a condition other than that described, Lessor may commission an independent appraiser, licensed professional engineer, or manufacturer technical representative, obtained by Lessor at
         Lessee's cost and expense, to determine the extent of costs to return the Equipment to the condition required herein. Lessee shall promptly advance payment for all necessary repairs. Lessee's obligations to pay for repairs shall be reduced by any proceeds of
         insurance which Lessor has received due to the damage to the Equipment.
         If Lessee fails to provide timely notice of return or fails to return the Equipment to the designated location at the end of the base lease term or any renewal thereof under the applicable Schedule, and does not exercise the renewal or purchase options provided for herein (if any), then, at Lessor's option, the Lease as it relates to the applicable
         Schedule will be deemed extended on a month-to-month basis for a minimum renewal term of three (3) months, with rent due on the day of each month applicable and at the rate applicable to the base lease or renewal term just ended.

14.      FAIR MARKET VALUE AND ESTIMATED USEFUL LIFE. In all circumstances, except where Lessee has elected to purchase the Equipment pursuant to paragraph 12(a), fair market value, fair market rental value and estimated useful life of the Equipment shall be determined by an appraiser selected by the Lessor. The appraiser shall determine the fair market value of the Equipment on its in place value without reduction or consideration of the cost of dismantling, preparation for shipping or transportation of the Equipment. For purposes of determining the fair market value, the appraiser shall be instructed to assume that the Equipment is in the condition required by the terms of the Lease. The appraiser's decision shall be binding on the parties. If Lessee has given Lessor notice of Lessee's intention to exercise its purchase or renewal option, and the Lessor has obtained an appraisal of the Equipment as provided for herein, Lessee shall be bound by the appraisal and shall purchase the Equipment, or renew the
         Lease, as the case may be, at the value determined by the appraisal.
         The cost of the appraisal shall be borne by the Lessee.

15.      MARKING OF EQUIPMENT. At Lessor's request, Lessee shall mark the
         Equipment in a distinct and conspicuous manner with the name of the
         Lessor followed by the words "Owner and Lessor" or other appropriate words designated by Lessor. Lessee shall not alter, deface or remove any of Lessor's ownership identification plates or markings on the
         Equipment and, upon Lessor's request, Lessee shall affix or re-affix such identification.

16.      INSURANCE. In addition to the requirements contained in paragraph 18 of the Lease, the following insurance requirements shall apply:
                  Liability Coverage:
                           (a) General liability including/comprehensive form:
                           premises/operations; products/completed operations;
                           contractual liability; independent contractors; broad
                           form property damage; personal injury; and collapse
                           hazard.
                           (b) Bodily Injury and Property Damage Combined Single
                           Limit Per Occurrence: $5,000,000. (c) Fire-legal
                           liability-custody, care or control, each occurrence:
                           $100,000.
                  Property Coverage:
                           (a) All risk of physical loss; Equipment must be
                  insured for at least the total original cost.

17.      COVENANTS. By executing and delivering to Lessor the Lessee Acceptance
         Certificate included within each applicable Schedule, Lessee warrants, covenants and agrees that (a) Lessee has received all of the Equipment described in such Schedule at the location described in such Schedule;
         (b) Lessee has duly inspected and accepts such Equipment without reservation; (c) Lessee is unconditionally bound to pay to Lessor the total rent and other payments due under the Lease, whether or not the related Equipment may now or hereafter become unsatisfactory in any respect; and (d) notwithstanding anything contained herein, Lessor and
         Lessee shall continue to have all rights which either of them might otherwise have with respect to the related Equipment against any manufacturer or seller of such Equipment or any part thereof.

18.      ADDITIONAL PROVISIONS. (a) Each applicable Schedule is incorporated herein by reference; and (b) Lessee grants Lessor the right to insert the Equipment description and payment dates and terms in each applicable Schedule at the time of commencement of the base lease term.

19.      VEHICLE TITLES . This paragraph applies to all Items of Equipment which are subject to the motor vehicle titling and registration laws of any State ("Vehicles"), and in the event of any conflict between the provisions of this paragraph and the provisions of the Lease or any document executed and delivered under the Lease, the provisions of this paragraph shall control. For purposes of administrative and operational convenience, among other reasons, Lessor and Lessee agree that all Vehicles shall be titled and registered in Lessee's name, naming Lessor as first lienholder, pursuant to the applicable motor vehicle titling and registration laws. The original certificate of title for each Vehicle, complying with these requirements, shall be obtained at Lessee's expense and delivered by Lessee to Lessor, and thereafter shall be held by Lessor for so long as such Vehicle is subject to the Lease, in order to further confirm and perfect Lessor's interest in such Vehicle. Notwithstanding that certificates of title, registrations or other indicia of ownership for any Vehicles may be in
         Lessee's name with Lessor named as lienholder pursuant to this paragraph, Lessor and Lessee agree that equitable and beneficial ownership of each Vehicle (including ownership for all income tax purposes) shall be vested in Lessor and to the extent that Lessee may be deemed to hold nominal title to any Vehicle, such nominal title shall be record title only and shall be deemed to be held by Lessee as agent for Lessor and solely for Lessor's use and benefit for so long as such Vehicle is subject to the Lease. At any time following the occurrence of an Event of Default or event which, with the passage of time or the giving of notice or both, would constitute an Event of
         Default, Lessor may request that Lessee execute such instruments and documents as are necessary to transfer record title to any Vehicle into the name of Lessor or Lessor's nominee. If Lessee does not promptly comply with any such transfer request by Lessor, then Lessor may do so in Lessee's name and stead, and for this purpose Lessee does hereby irrevocably appoint and constitute Lessor as Lessee's true and lawful attorney in fact, coupled with an interest, with full power to take the actions described in the immediately preceding sentence.

WITNESS the due execution hereof with the intent to be legally bound.
Lessor: PNC LEASING, LLC                    Lessee: MEDIA SCIENCES, INC.
By:                                         By:  /s/ Michael W. Levin
         --------------------------------      ------------------------------

Title:                                      Title:  President
         --------------------------------         ---------------------------

Assignment of Equipment
Purchase Agreements

THIS ASSIGNMENT OF EQUIPMENT PURCHASE AGREEMENTS ("Assignment" ) is made this
26th day of July, 2005 by and between MEDIA SCIENCES, INC. ("Assignor"), and PNC
LEASING, LLC ("Assignee").

                                    RECITALS:

Assignor has entered into certain Equipment Purchase Agreements ("Purchase
Agreements") with the suppliers or manufacturers ("Vendors") of certain equipment, pursuant to which Vendors agreed to sell to Assignor the equipment described in the Purchase Agreements ("Equipment") upon the terms and conditions set forth in the Purchase Agreements. Assignor and Assignee have agreed that
Assignee will purchase the Equipment directly from Vendors and will thereupon leas e the same to Assignor pursuant to a certain Master Lease Agreement
("Lease") entered into between Assignor and Assignee dated July 26, 2005. In order for Assignee to purchase the Equipment from Vendors, it will be necessary for Assignor to assign its right, title and interest in and to the Purchase
Agreements to Assignee.

NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants and agreements hereinafter set forth, and with the intent to be legally bound here by, Assignor and Assignee hereby agree as follows:

1.       Assignor hereby sells, assigns, transfers, and sets over unto Assignee all of Assignor's right, title and interest under, in, to and in respect to the Purchase Agreements, including (without limitation) the right (i) to accept and (ii) to take title to the Equipment and be named as "buyer" in any documents of title, bills of sale, invoices, or similar documents to be delivered by Vendors in respect of the
         Equipment under the respective Purchase Agreements.

2.       If any Vendor requires the making of any down payments, progress payments or other advances, these shall be made by Assignor, unless otherwise agreed to in writing by Assignee and Assignor. Any such payments or advances shall be reimbursed to Assignor when and if
         Assignee is required to make payment of the purchase price for the related Equipment pursuant to the Lease including all schedules and attachments thereto.

3.       Assignee hereby accepts this Assignment of Assignor's right, title and interest in and to the Purchase Agreements, and by this acceptance, agrees to (a) purchase the Equipment directly from Vendors and (b) pay the balance of all payments due Vendors, at the time Assignee is required to make payment of the purchase price to Vendors, pursuant to the Purchase Agreements; provided, that there has been satisfactory compliance with the terms and conditions contained in the Lease relating to the purchase by Assignee of the Equipment; and provided further, that the Lease is in full force and effect and no default thereunder has occurred.

4.       Notwithstanding the foregoing Assignment, Assignee hereby designates
         Assignor to perform all obligations and duties of Assignee under the
         Purchase Agreement except (i) the purchase of the Equipment and (ii)
         the payment of monies due Vendors under the Purchase Agreements as of the time of the completion of delivery and acceptance of the
         Equipment; provided, however, that Assignor may not enter into any field orders, change orders, or other amendments, modifications or supplements to any Purchase Agreement without the written consent or countersignature of Assignee noted thereon, if such field orders, amendments or modifications would (i) change the number of items of
         Equipment which Assignee is obligated to purchase under any Purchase
         Agreement; (ii) increase the aggregate purchase price of the Equipment to an amount in excess of $1,000,000.00; (iii) postpone beyond April
         6, 2006 the time for delivery of the Equipment and successful completion of the initial tests prior to acceptance of the Equipment pursuant to the Purchase Agreements; (iv) change or modify in any material way the performance standards or other requirements for the
         Equipment referred to in any Purchase Agreement or related documents;
         or (v) result in any rescission, cancellation or termination of any
         Purchase Agreement. Assignor agrees to such designation and agrees to perform such obligations. The obligations of Assignor assumed hereby shall continue until termination of the Lease or until Assignee declares a default thereunder.

5.       Notwithstanding any contrary provision hereof, (a) Assignor shall at all times remain liable to Vendors under the Purchase Agreements to perform all of the duties and obligations of Buyer thereunder to the same extent as if this Assignment had not been executed; (b) the exercise by Assignee of any rights assigned hereunder shall not release Assignor from any of its duties or obligations to any Vendor under any Purchase Agreement except to the extent that such exercise by Assignee shall constitute performance of such duties and obligations, and (c) Assignee shall have no obligation or liability under any Purchase Agreement by reason of or arising out of this
         Agreement or be obligated to perform any obligation or duty of
         Assignor under the Purchase Agreements or to make any payments (other than the obligation of Assignee to pay the purchase price for the
         Equipment) or to make any inquiry as to the sufficiency of any payment received by any Vendor or to present or file any claim or to take any other action to collect or enforce any claims for any payment assigned hereunder.

6.       If Assignor notifies Assignee that Assignor has determined not to lease any of the Equipment from Assignee (whether because of breach of contract on the part of Vendor or otherwise), Assignee hereby automatically reassigns to Assignor, without recourse and without representation or warranty of any kind whatsoever, the appropriate contract rights and Purchase Agreements and releases Assignee's interests therein. Assignee shall thereupon have no further obligations, responsibilities or liabilities in connection with said contract rights, Purchase Agreements and/or Equipment, and Assignor hereby agrees to indemnify Assignee and hold Assignee harmless from and against any and all claims, demands, actions or proceedings arising out of or in any way relating to said contract rights,
         Purchase Agreements and/or the Equipment, by whomsoever asserted, and any and all losses, damage, obligations, liabilities, costs or expenses (including attorneys' fees) suffered, paid or incurred by
         Assignee in connection therewith.

7.       Assignor does hereby constitute, effective as of the time Assignee has declared the Lease to be in default, Assignee, its successors and assigns, Assignor's true and lawful attorney, irrevocably and coupled with an interest, with full power in the name of Assignor or otherwise, to ask, require, demand, receive, compound and give acquittance for any and all monies and claims for money due and to become due under, or arise out of, any Purchase Agreement, to endorse any checks or other instruments or orders in connection therewith, or to file any claim or to take any action or institute any proceedings which Assignee may deem to be reasonably necessary or advisable.

8.       Assignor represents and warrants that the Purchase Agreements are, or will be, in full force and effect and enforceable in accordance with their terms, except as limited by bankruptcy, insolvency,
         reorganization and other similar laws affecting the enforcement of creditors' rights, and that Assignor is not, or will not be, in default thereunder. Assignor further represents and warrants that Assignor has not assigned or pledged any interest in any Purchase Agreement to any entities o r individuals other than Assignee, and agrees that it will not assign or pledge, so long as this Assignment shall remain in effect, the whole or any part of the rights hereby assigned to any entity or individual other than Assignee.

9.       Assignor agrees that at any time and from time to time, upon Assignee's written request, Assignor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Assignee may reasonably request in order that
         Assignee obtain the full benefits of this Agreement.

10.      All notices, requests, demands or other communications to or upon
         Assignee and Assignor shall be made as provided for in the Lease.

11.      Neither this Assignment nor any provision hereof may be changed, waived, discharged or terminated other than by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

12.      This Assignment shall be binding upon Assignor and its successors and assigns and shall be binding upon and inure to the benefit of Assignee and its successors and assigns.

13.      This Assignment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the
         Commonwealth of Pennsylvania.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed with the intent to be legally bound.

Assignee: PNC LEASING, LLC                  Assignor: MEDIA SCIENCES, INC.
By:                                         By:  /s/ Michael W. Levin
         --------------------------------      ------------------------------

Title:                                      Title:  President
         --------------------------------         ----------------------------

                                                         -2-

Progress Payment Addendum

         THIS PROGRESS PAYMENT ADDENDUM ("Addendum") by and between PNC LEASING,
LLC ("Lessor") and MEDIA SCIENCES, INC. ("Lessee") is made to that certain
Master Lease Agreement No. 03737 dated _____________________ ____________, 2005
("Lease") between Lessor and Lessee.

         Preliminary Statement. Lessor and Lessee have entered into the Lease pursuant to which Lessor shall purchase certain machinery and equipment (the
"Equipment") at the request of Lessee and lease such Equipment to Lessee under the terms and conditions set forth in the Lease. As a condition to the Lease, upon the commencement of the base lease term, Lessee is required to execute and deliver to Lessor a Lessee Acceptance Certificate by wh ich Lessee shall acknowledge the receipt and unconditional acceptance of the Equipment and confirm that Lessee unconditionally agrees to be bound to pay to Lessor the full rent as set forth in the Lease and in each Schedule of Leased Equipment that is attached to and made a part of the Lease. However, prior to Lessee's delivery of the final acceptance certificate and the commencement of the base lease term,
Lessee has requested that Lessor make certain progress payments to the vendor or supplier of the Equipment ("Vendor") (or to reimburse Lessee for progress payments paid to Vendor by Lessee), as called for under the terms of existing invoices, purchase orders or purchase agreements (true and complete copies of which have been delivered to Lessor) between Lessee and Vendor ("Purchase
Orders"). Lessor has agreed to advance the progress payments to Vendor, or reimburse Lessee, upon the terms hereafter set forth:

         1. Payment of Installment Purchase Price of the Equipment by Lessor.
Lessor shall pay to Vendor, or reimburse Lessee, the purchase price of the
Equipment in accordance with a schedule of payments agreed to between Lessee and
Vendor or as set forth in the Purchase Orders, which purchase price shall not exceed $1,000,000.00 in the aggregate. From time to time, Lessee shall provide written confirmation to Lessor as Lessor may request, approving payments as called for, as well as confirming the receipt of the Equipment by Lessee as it is delivered to Lessee by Vendor. All risk of loss or destruction of the
Equipment shall be the sole responsibility of Lessee. All payments made by
Lessor to Vendor or to Lessee hereunder shall bear interest from the date advanced at an annual interest rate equal to the Prime Rate plus one percentage point (1%), calculated on the basis of actual days elapsed within a year consisting of 360 days. As used herein, "Prime Rate" shall mean the rate publicly announced by PNC Bank, National Association from time to time as its prime rate. The Prime Rate is not tied to any external rate or index and does not necessarily reflect the lowest rate of interest actually charged by the Bank to any particular class or category of customers. If and when the Prime Rate changes, the rate of interest provided for above will change automatic ally without notice to Lessee, effective on the date of any such change. In no event will the rate of interest hereunder exceed the maximum rate allowed by law.
Accrued interest shall become due and payable monthly by Lessee from the date of the first advance of funds to the basic term commencement date of the Lease.
Lessor shall not be obligated to guarantee payment to any vendor. Lessee agrees that Lessor will not have to advance funds (i) in an amount higher than that set forth in any document ancillary to the Lease, (ii) beyond the date set forth in any document ancillary to the Lease, (iii) if the Equipment is not as represented to Lessor, such as make, model and condition and in accordance with specifications presented by Lessee, (iv) following an Event of Default, (v) if the Equipment is subject to any foreclosure or forfeiture proceeding, execution or attachment, (vi) if there is any material adverse change in the business, assets, operations, financial condition or results of operations of Lessee or any guarantor, (vii) if any representation or warranty made by Lessee or any guarantor is false, erroneous or misleading in any material respect. The making of any advance by Lessor under this paragraph shall not constitute a commitment to make any other advance prior to the commencement date of the base lease term, nor a waiver of any condition precedent to the making of further advances when the base lease term begins.
         2. Reimbursement of Lessor by Lessee Under Certain Conditions . If an
Event of Default shall occur under the Lease, or if Lessee has not given its final acceptance of the Equipment and the base term of the Lease commenced by
April 6, 2006, then all advances made, together with accrued interest and other amounts due, shall be immediately due and payable without demand or notice of any kind. Lessee shall repay to Lessor in full all amounts theretofore paid by
Lessor to Vendor and/or Lessee in payment of the purchase price of the Equipment together with interest on all overdue sums calculated at an annual rate of interest equal to the delinquent rent penalty set forth in the Lease. Upon the receipt of such payment, Lessor shall assign to Lessee all of Lessor's right, title and interest in the Equipment, any open Purchase Orders and in all claims against Vendor, all without representation or warranty.
         3. Lessee's Certification. Lessee certifies that it has performed and complied with all agreements and conditions of the Lease and that no Event of
Default has occurred or exists under the Lease.
         4. Miscellaneous . Any capitalized terms as used in this Addendum which are not defined herein, shall have the meanings set forth in the Lease.

         IN WITNESS WHEREOF, this Addendum is executed this 26th day of July,
2005.

Lessor: PNC LEASING, LLC                    Lessee: MEDIA SCIENCES, INC.
By:                                         By:  /s/ Michael W. Levin
         --------------------------------      ---------------------------

Title:                                      Title:  President
         --------------------------------         ------------------------